UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 03, 2023(July 28, 2023)

MANUFACTURED HOUSING PROPERTIES INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	000-51229	51-0482104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 MAIN STREET
PINEVILLE, North Carolina		28134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 980 273-1702

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2023, Vira Turchinyak resigned from her position as Chief Financial Officer of Manufactured Housing Properties Inc. (the “Company”). Ms. Turchinyak’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Raymond M. Gee, the Company’s Chairman and Chief Executive Officer, has been appointed to the position of Chief Financial Officer.

Raymond M. Gee has served as Chairman and Chief Executive Officer since October 2017 as a result of the merger of Mobile Home Rental Holdings LLC with the Company. Mr. Gee has 30 years of experience in commercial real estate, development, and structured finance. He has also served as the chief executive officer of Gvest Capital LLC, which provides management and administrative services to various investment and asset ownership entities, since 2012. Prior to forming Gvest Capital LLC, he was the head of real estate and structured products for Royal & Sun Alliance and oversaw a multi-billion-dollar diversified portfolio. Previously he headed the Latin American real estate practice for Arthur Andersen in Mexico City. Mr. Gee is a graduate of the University of Oklahoma with a BBA in finance/real estate.

Mr. Gee was elected until his successor is duly elected and qualified. There are no arrangements or understandings between Mr. Gee and any other persons pursuant to which he was selected as Chief Financial Officer. Mr. Gee is the father of Richard M. Gee and John P. Gee, who are directors of the Company. There are no other family relationships that exist between Mr. Gee and any directors or executive officers of the Company. Please see Item 13 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for a description of the transactions between Mr. Gee and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANUFACTURED HOUSING PROPERTIES INC.

Date:	August 3, 2023	By:	/s/ Raymond M. Gee
Raymond M. Gee Chief Executive Officer